UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 19, 2024

(Date of earliest event reported)

BANK5 Trust 2024-5YR6

(Central Index Key Number 0002017898)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association

(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-258342-04	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 19, 2024, J.P. Morgan Securities LLC (“JPMS”), Morgan Stanley & Co. LLC (“MS&Co.”), Wells Fargo Securities, LLC (“WFS”), BofA Securities, Inc. (“BofA Securities”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with JPMS, MS&Co., WFS, BofA Securities and Academy, the “Underwriters”) entered into an agreement with J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) and JPMorgan Chase Bank, National Association (“JPMCB”), dated as of April 19, 2024 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on May 6, 2024 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $888,346,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $95,971,833, to JPMS, MS&Co., WFS and BofA Securities (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of April 19, 2024 (the “Certificate Purchase Agreement”), among the Registrant, JPMCB and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, the Registrant will cause the issuance of the BANK5 Trust 2024-5YR6, Commercial Mortgage Pass-Through Certificates, Series 2024-5YR6 (the “Certificates”) pursuant to a pooling and servicing agreement, dated as of May 1, 2024, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class D, Class XERR, Class XFRR, Class XGRR, Class XJRR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (the “Private Certificates”).

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Kenwood Towne Centre	4.6	N/A
Western Digital Milpitas Campus	4.7	4.2
Jordan Creek Town Center	4.8	N/A
Galleria at Tyler	4.9	N/A
Respara	4.10	N/A
Staten Island Mall	4.11	4.2
Casa Cipriani	4.12	4.3
11755 Wilshire	4.13	4.4
Tysons Corner Center	4.14	4.5

The Certificates represent, in the aggregate, the entire beneficial ownership in the BANK5 Trust 2024-5YR6 (the “Issuing Entity”), a common law trust fund to be formed on May 6, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 46 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) JPMCB pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of April 19, 2024, between the Registrant and JPMCB, (ii) Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of April 19, 2024, between the Registrant and MSMCH, (iii) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of April 19, 2024, between the Registrant and WFB, and (iv) Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of April 19, 2024, between the Registrant and BANA. Additionally, Midland Loan Services, a Division of PNC Bank, National Association will act as primary servicer with respect to twenty-nine (29) Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.5 and dated as of May 1, 2024, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated April 19, 2024 (the “Prospectus”) and as filed with the Securities and Exchange Commission on April 23, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of April 19, 2024.

The related registration statement (file no. 333-258342) was originally declared effective on October 15, 2021.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of April 19, 2024, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and JPMorgan Chase Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of May 1, 2024, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of March 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of March 1, 2024, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of February 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Trust and Servicing Agreement, dated as of December 12, 2023, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Berkadia Commercial Mortgage LLC, as master servicer, Situs Holdings, LLC, as special servicer, and Computershare Trust Company, National Association , as trustee, certificate administrator, paying agent and custodian.
Exhibit 4.6	Co-Lender Agreement, dated as of February 9, 2024, by and among Wells Fargo Bank, National Association, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3, Note A-1-4, Goldman Sachs Bank USA, as initial holder of Note A-2-1, Note A-2-2, Note A-2-3, Note A-2-1, and Société Générale Financial Corporation, as initial holder of Note A-3-1, Note A-3-2 and Note A-3-3, relating to the Kenwood Towne Centre Whole Loan.

Exhibit 4.7	Agreement Between Note Holders, dated as of February 27, 2024, by and between UBS AG, New York Branch, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder, and JPMorgan Chase Bank, National Association, as Note A-5 Holder, Note A-6 Holder and Note A-7 Holder, relating to the Western Digital Milpitas Campus Whole Loan.
Exhibit 4.8	Agreement Between Note Holders, dated as of February 1, 2024, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder, Barclays Capital Real Estate Inc., as Initial Note A-9 Holder, Initial Note A-10 Holder and Initial Note A-11 Holder, and Morgan Stanley Mortgage Capital Holdings, as Initial Agent, relating to the Jordan Creek Town Center Whole Loan.
Exhibit 4.9	Agreement Between Note Holders, dated as of December 13, 2023, by and between, Bank of America, N.A., as initial holder of Note A-1-1, Note A-1-2 and Note A-1-3, Deutsche Bank AG, New York Branch, as initial holder of Note A-2-1, Note A-2-2 and Note A-2-3 and Société Générale Financial Corporation, as initial holder of Note A-3-1, Note A-3-2 and Note A-3-3, relating to the Galleria at Tyler Whole Loan.
Exhibit 4.10	Agreement Between Note Holders, dated as of February 1, 2024, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, relating to the Respara Whole Loan.
Exhibit 4.11	Co-Lender Agreement, dated as of January 18, 2024, between Deutsche Bank AG, New York Branch, as initial holder of Note A-1, Note A-2, Note A-3 and Note A-4, Barclays Capital Real Estate Inc., as initial holder of Note A-5, Note A-6, Note A-7 and Note A-8, and Wells Fargo Bank, National Association, as initial holder of Note A-9, Note A-10, Note A-11 and Note A-12, relating to the Staten Island Mall Whole Loan.
Exhibit 4.12	Co-Lender Agreement, dated as of February 23, 2024, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1, JPMorgan Chase Bank, National Association, as initial holder of Note A-2, and Argentic Real Estate Finance 2 LLC, as initial holder of Note A-3, relating to the Casa Cipriani Whole Loan.
Exhibit 4.13	Co-Lender Agreement, dated as of January 17, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 11755 Wilshire Whole Loan.
Exhibit 4.14	Co-Lender Agreement, dated as of December 12, 2023, by and between Deutsche Bank AG, New York Branch, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3, Note A-1-4, Note A-1-5 and Note A-1-6, Bank of Montreal, as initial holder of Note A-4-1, Note A-4-2 and Note A-4-3, JPMorgan Chase Bank, National Association, as initial holder of Note A-3-1, Note A-3-2, Note A-3-3 and Note A-3-4 and Goldman Sachs Bank USA, as initial holder of Note A-2-1, A-2-2, Note A-2-3 and Note A-2-4, relating to the Tysons Corner Center Whole Loan.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 19, 2024.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of April 19, 2024, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of April 19, 2024, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of April 19, 2024, between Wells Fargo Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of April 19, 2024, between Bank of America, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.5	Primary Servicing Agreement, dated as of May 1, 2024, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 23, 2024	J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Executive Director